                           Schedule 14A Information

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
   6(e)(2))

[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        METROPOLITAN SERIES FUND, INC.
               (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5) Total fee paid:
  Previously paid

[_]Fee paid previously with preliminary materials.

  [_]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                      Metropolitan Life Insurance Company
              Flexible Premium Multifunded Life Insurance Policies
               Flexible Premium Variable Life Insurance Policies
                Group Variable Universal Life Insurance Policies
                Group and Individual Variable Annuity Contracts
                            Variable Benefit Options

To Life Insurance Policy and Annuity Contract Owners:

  On April 27, 2001, an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund"), which consists of twenty investment portfolios (the "Portfolios"), will be held in New York City for the purposes set forth in the attached Notice.

  As you know, shares of the Portfolios of the Fund (the "Shares") are or have been purchased by Metropolitan for the corresponding investment divisions in the Metropolitan separate accounts funding your life insurance policy, benefit option or annuity contract. (Not all of the Portfolios are currently available in connection with all of the life insurance policies, benefit options and annuity contracts, however.)

  At the Annual Meeting, Metropolitan will vote the Shares of each Portfolio based on the instructions received from life insurance policy, benefit option and annuity contract owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 P.M., New York City time, on February 9, 2001.

  The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Annual Meeting.

  We urge you to give Metropolitan voting instructions by filling in, dating and signing the enclosed voting instruction form(s). Please return your voting instructions promptly in the enclosed envelope. No postage is required if mailed in the United States.

                                          (Registered)

                                          New York, NY 10010

                   Metropolitan Tower Life Insurance Company
              Flexible Premium Multifunded Life Insurance Policies
               Single Premium Multifunded Life Insurance Policies
                        Variable Life Insurance Policies

To Policy Owners:

  On April 27, 2001, an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund"), which consists of twenty investment portfolios (the "Portfolios"), will be held in New York City for the purposes set forth in the attached Notice.

  As you know, shares of certain of the Portfolios of the Fund (the "Shares") are or have been purchased by Metropolitan Tower for the corresponding investment divisions in the Metropolitan Tower separate accounts funding your policy. (Not all of the Portfolios are currently available in connection with the policies, however.)

  At the Annual Meeting, Metropolitan Tower will vote the Shares of each Portfolio based on the instructions received from policy owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your policy as of the record time of 4:00 P.M., New York City time, on February 9, 2001.

  The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Annual Meeting.

  We urge you to give Metropolitan Tower voting instructions by filling in, dating and signing the enclosed voting instruction form(s). Please return your voting instructions promptly in the enclosed envelope. No postage is required if mailed in the United States.

                                          (Registered)

                                          New York, NY 10010

                     Security First Life Insurance Company
                           Variable Annuity Contracts

To Contract Owners:

  On April 27, 2001, an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund"), which consists of twenty investment portfolios (the "Portfolios"), will be held in New York City for the purposes set forth in the attached Notice.

  As you know, shares of certain of the Portfolios of the Fund (the "Shares") are or have been purchased by Security First Life Insurance Company ("Security First") for the corresponding investment divisions in the Security First separate account funding your annuity contract. (Not all of the Portfolios are currently available in connection with the annuity contracts, however.)

  At the Annual Meeting, Security First will vote the Shares of each Portfolio based on the instructions received from contract owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your contract as of the record time of 4:00 P.M., New York City time, on February 9, 2001.

  The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Annual Meeting.

  We urge you to give Security First voting instructions by filling in, dating and signing the enclosed voting instruction form(s). Please return your voting instructions promptly in the enclosed envelope. No postage is required if mailed in the United States.

        [THE NEW ENGLAND FINANCIAL METLIFE AFFILIATE LOGO APPEARS HERE]

February 23, 2001

TO OWNERS OF NELICO VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE
POLICIES:

An Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund") will be held on April 27, 2001. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Fund held in the New England Variable Annuity Separate Account and the New England Variable Life Separate Account which are attributable to NELICO Variable Annuity Contracts and Variable Life Insurance Policies in accordance with instructions received from Contract or Policy Owners ("Owners"). You are now being asked how shares of the Fund deemed attributable to your Contract or Policy should be voted at the Shareholders Meeting. Under some plans, plan participants may have the right to instruct Owners as to how all or a portion of the votes attributable to a Contract or Policy are to be cast, and Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS OR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Fund deemed attributable to your Contracts or Policies will be voted by NELICO in proportion to the voting instructions received from all other NELICO Variable Annuity Contract and Variable Life Insurance Policy Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the plan participants who may be entitled to instruct the Owner.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract or Policy under which votes are subject to instruction.

The Instruction Form is to be used by each plan participant to convey instructions to you as Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.

If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts or Policies, you must return an INSTRUCTION FORM signed by you, the Owner.

If you have any questions concerning these procedures on your Variable Annuity Contract, please call collect, Melissa Colombo, Marketing and Communications Specialist, New England Life Insurance Company at (617) 578-3499. If you have any questions concerning these procedures on your Variable Life Insurance Policy, please call collect, Charlie Antonioy, Consultant, New England Life Insurance Company at (617) 578-3808.

  [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS LOGO APPEARS HERE]

--------------------------------------------------------------------------------
LT

        [THE NEW ENGLAND FINANCIAL METLIFE AFFILIATE LOGO APPEARS HERE]

February 23, 2001

TO OWNERS OF NELICO VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE
POLICIES:

An Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund") will be held on April 27, 2001. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Fund held in the New England Variable Annuity Separate Account and the New England Variable Life Separate Account which are attributable to NELICO Variable Annuity Contracts and Variable Life Insurance Policies in accordance with instructions received from Contract or Policy Owners ("Owners"). You are now being asked how shares of the Fund deemed attributable to your Contract or Policy should be voted at the Shareholders Meeting.

Your voting instructions only apply to proposals which relate to a portfolio of the Fund in which your contract or policy's cash value was invested on the record date for the Shareholders Meeting. The record date is February 9, 2001. If you give voting instructions on a proposal for which you are not eligible to vote, NELICO will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please follow the enclosed Telephone Voting Instructions, the internet voting instructions available by logging onto www.proxyvoting.com/met, or complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Fund deemed attributable to your Contract or Policy will be voted by NELICO in proportion to the voting instructions received from all other NELICO Variable Annuity Contract or Variable Life Policy Owners.

  [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS LOGO APPEARS HERE]

--------------------------------------------------------------------------------
LI

            [THE NEW ENGLAND FINANCIAL ANNUITIES LOGO APPEARS HERE]

February 23, 2001

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

An Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund") will be held on April 27, 2001. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, plan participants (i.e. annuitants) may have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Fund deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the annuitants who may be entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each annuitant entitled to give voting instructions. One Instruction Form is enclosed for each annuitant who has a right to instruct the Contractholder as to how votes are to be cast.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contractholder.

If you have any questions concerning these procedures, please call collect, Melissa Colombo, Marketing and Communications Specialist, New England Life Insurance Company at (617) 578-3499.

  [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS LOGO APPEARS HERE]

--------------------------------------------------------------------------------
ZAVAT

            [THE NEW ENGLAND FINANCIAL ANNUITIES LOGO APPEARS HERE]

February 23, 2001

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

An Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund") will be held on April 27, 2001. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting.

Your voting instructions only apply to proposals which relate to a portfolio of the Fund in which your contract's cash value was invested on the record date for the Shareholders Meeting. The record date is February 9, 2001. If you give voting instructions on a proposal for which you are not eligible to vote, MetLife will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please follow the enclosed Telephone Voting Instructions, the internet voting instructions available by logging onto www.proxyvoting.com/met, or complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Fund deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

  [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS LOGO APPEARS HERE]

--------------------------------------------------------------------------------
ZAVAI

                    General American Life Insurance Company
                        Variable Life Insurance Policies

To Policy Owners:

  On April 27, 2001, an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund"), which consists of twenty investment portfolios (the "Portfolios"), will be held in New York City for the purposes set forth in the attached Notice.

  As you know, shares of certain of the Portfolios of the Fund (the "Shares") are or have been purchased by General American Life Insurance Company ("General American") for the corresponding investment divisions in the General American separate accounts funding your policy. (Not all of the Portfolios are currently available in connection with the policies, however.)

  At the Annual Meeting, General American will vote the Shares of each Portfolio based on the instructions received from policy owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your policy as of the record time of 4:00 P.M., New York City time, on February 9, 2001.

  The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Annual Meeting.

  We urge you to give General American voting instructions by filling in, dating and signing the enclosed voting instruction form(s). Please return your voting instructions promptly in the enclosed envelope. No postage is required if mailed in the United States.

                 COVA Financial Services Life Insurance Company
                           Variable Annuity Contracts

To Contract Owners:

  On April 27, 2001, an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the "Fund"), which consists of twenty investment portfolios (the "Portfolios"), will be held in New York City for the purposes set forth in the attached Notice.

  As you know, shares of certain of the Portfolios of the Fund (the "Shares") are or have been purchased by COVA Financial Services Life Insurance Company ("COVA") for the corresponding investment divisions in the COVA separate account funding your annuity contract. (Not all of the Portfolios are currently available in connection with the annuity contracts, however.)

  At the Annual Meeting, COVA will vote the Shares of each Portfolio based on the instructions received from contract owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your contract as of the record time of 4:00 P.M., New York City time, on February 9, 2001.

  The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Annual Meeting.

  We urge you to give COVA voting instructions by filling in, dating and signing the enclosed voting instruction form(s). Please return your voting instructions promptly in the enclosed envelope. No postage is required if mailed in the United States.

                        METROPOLITAN SERIES FUND, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  Notice is hereby given that an Annual Meeting of Shareholders of the portfolios (the "Portfolios") of the Metropolitan Series Fund, Inc. ("Fund") will be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on April 27, 2001, for the following purposes:

    (1) To elect the members of the Board of Directors.

    (2) To approve or disapprove a new Investment Management Agreement for each Portfolio of the Fund with New England Investment Management, LLC ("NEIM").

    (3) To approve or disapprove a Sub-Investment Management Agreement with Metropolitan Life Insurance Company for each of the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Lehman Brothers Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio, and the Morgan Stanley EAFE Index Portfolio.

    (4) To approve or disapprove a proposal with respect to the future operations of each Portfolio of the Fund whereby the Fund may from time to time, to the extent permitted by an exemption or exemptions granted by the Securities and Exchange Commission, permit NEIM to enter into new or amended agreements with sub-investment managers with respect to the Portfolios without obtaining shareholder approval of such agreements.

    (5) To ratify or reject the selection of Deloitte & Touche LLP as independent auditors for the Fund for the year 2001.

    (6) To transact such other business as may properly come before the meeting.

  The record time for the determination of the number of votes entitled to be cast at the Annual Meeting and the shareholders entitled to notice of and to vote at the meeting is 4:00 P.M., New York City time, on February 9, 2001.

                                   By Order of the Board of Directors

                                   Danne L. Johnson
                                    Secretary

February 23, 2001

                        METROPOLITAN SERIES FUND, INC.
                               1 MADISON AVENUE
                           New York, New York 10010

            Statement Concerning the Annual Meeting of Shareholders
                                April 27, 2001

  This Statement is furnished in connection with the solicitation of voting instructions for use at an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. ("Fund") to be held on April 27, 2001. The voting instructions are being solicited on behalf of the Fund and its management. The Fund shares are owned by the following insurance companies in connection with variable life insurance policies, variable benefit options and variable annuity contracts ("variable insurance contracts") they have issued:
Metropolitan Life Insurance Company ("Metropolitan"), Metropolitan Tower Life Insurance Company, New England Life Insurance Company, General American Life Insurance Company, COVA Financial Services Life Insurance Company and Security First Life Insurance Company. (These companies are referred to herein as the "Insurance Companies".) The Insurance Companies will vote the Fund shares they own in accordance with instructions given by the owners of such policies, options and contracts. The initial mailing of this statement and the enclosed voting instruction form(s) to variable insurance contract owners will be on or about February 23, 2001.

  The Fund currently has 20 different investment "Portfolios," each of which issues its own separate class or classes of shares. As shown in the table below, not all of the current proposals relate to all of the Portfolios. Each variable insurance contract owner can give voting instructions only on proposals that relate to one or more of the Portfolios that he or she actually is using with his or her variable insurance contract. The following table identifies each of the proposals to be voted on at the Annual Meeting and indicates the Portfolios as to which instructions are being solicited for each proposal.

 Proposal                                  Voting Instructions Solicited For
 --------                                  ---------------------------------
 1.  Election of Directors                          All Portfolios

 2.  Approval or Disapproval of a new               Each Portfolio
     Investment Management Agreement for
     each Portfolio of the Fund with New
     England Investment Management, LLC
     ("NEIM")

 Proposal                                   Voting Instructions Solicited For
 --------                                 -------------------------------------

 3.  Approval or Disapproval of a Sub-    MetLife Stock Index Portfolio
     Investment Management Agreement      MetLife Mid Cap Stock Index Portfolio
     with Metropolitan for certain        Lehman Brothers Aggregate
     Portfolios                            Bond Index Portfolio
                                          Russell 2000 Index Portfolio
                                          Morgan Stanley EAFE Index Portfolio

 4.  Approval or Disapproval of a grant   Each Portfolio
     of authority to NEIM to enter into
     new sub-investment management
     agreements without additional
     shareholder approval under certain
     conditions

 5.  Ratification or Rejection of the     All Portfolios
     Selection of Independent Auditors

  The investment management fees for the Portfolios are not being changed under any of these Proposals. Details of each of the Proposals are set forth in the balance of this Statement.

 THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH PROPOSAL

Proposal 1. Election of Directors

  The following eight persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

 Name, Age and Present          Principal Occupations During          Director
  Position of Nominee                 Last Five Years                  Since
 ---------------------          ----------------------------          --------
 Steve A. Garban (62)   Retired, formerly Senior Vice-President--       1985
   Director             Finance and Operations and Treasurer, The
                        Pennsylvania State University. (Also,
                        currently director or trustee of several
                        mutual funds managed by State Street
                        Research & Management Company, an affiliate
                        of Metropolitan.)

 Arthur Typermass* (62) Retired, formerly Senior Vice-President and     1998
   Director             Treasurer, Metropolitan

    Name, Age and Present          Principal Occupations During       Director
     Position of Nominee                 Last Five Years                Since
    ---------------------          ----------------------------       ---------
 Linda B. Strumpf (53)        Vice-President and Chief Investment     2000
   Director                   Officer, Ford Foundation

 H. Jesse Arnelle (67)        Counsel, Womble Carlyle Sandridge &     New
   Director                   Rice since 1997; prior thereto,
                              Senior Partner, Arnelle, Hastie,
                              McGee, Willis and Greene. (Also
                              currently director of Armstrong World
                              Industries, Eastman Chemical, FPL
                              Group, Gannett, Textron, Waste
                              Management)

 David A. Levene* (61)        Executive Vice-President,               1997-2000
   Chairman of the            Metropolitan, since December, 1996;
   Board and Director         prior thereto, Senior Vice-President.
   (through October 30, 2000)

 Dean O. Morton (67)          Retired, formerly Executive Vice-       1993
   Director                   President, Chief Director Operating
                              Officer and Director, Hewlett-Packard
                              Company. (Also, currently director or
                              trustee of several mutual funds
                              managed by State Street Research &
                              Management Company, an affiliate of
                              Metropolitan, Alza Corp., Raychem
                              Corp., The Clorox Company, Cepheid,
                              Pharsight Corporation and Tencor
                              Instruments.)

 Michael S. Scott Morton (62) Jay W. Forrester Professor of           1993
   Director                   Management at Sloan School of
                              Management, Massachusetts Institute
                              of Technology. (Also, currently
                              director or trustee of several mutual
                              funds managed by State Street
                              Research & Management Company, an
                              affiliate of Metropolitan, director
                              of Sequent Computer Systems, Inc. and
                              limited partner of Founder Capital
                              Partners.)

    Name, Age and
 Present Position of           Principal Occupations During           Director
       Nominee                       Last Five Years                   Since
 -------------------           ----------------------------           --------
 Toby Rosenblatt (62) President, The Glen Ellen Company; President,     New
   Director           Founders Investments, Ltd. Since 1999; prior
                      thereto, Vice-President. (Also, currently
                      director or trustee of several mutual funds
                      managed by State Street Research & Management
                      Company, an affiliate of Metropolitan,
                      Advanced Polymer Systems and Pherin
                      Pharmaceuticals. Director, Biosource
                      Technologies, 1993-1998.)

-----------
* As present or former officers of Metropolitan, Messrs. Typermass and Levene may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The Board of Directors of the Fund recommends a vote FOR each of the nominees for director.

  The Board of Directors of the Fund has a standing nominating committee and a standing audit committee. The nominating committee met once during 2000. The audit committee met twice during 2000. Messrs. Garban, Morton, Scott Morton and Strumpf are the members of each committee. Mr. Rosenblatt and Mr. Arnelle will each join both committees if each is elected as a director by the shareholders. The nominating committee has the responsibility to nominate new or replacement directors for the Board and to review and recommend the compensation paid to directors and committee members. The nominating committee does not consider nominees recommended by shareholders of the Fund. The audit committee has the responsibility to review issues relevant to the retention of independent auditors for the Fund each year, auditing problems, auditing changes, adequacy of internal controls, and the plans of the internal and external auditors of the Fund for the subsequent year.

  There were five meetings of the Board of Directors during 2000. All the current directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. It is expected that the Board of Directors will generally meet at least four times each year.

  During 2000, the directors were compensated as follows:

                                             Pension or                Total
                                             Retirement    (4)     Compensation
                                              Benefits  Estimated  from the Fund
                                    (2)       Accrued     Annual     and Fund
                                 Aggregate   as part of  Benefits  Complex Paid
              (1)               Compensation    Fund       upon    to Directors
       Name of Director          from Fund    Expense   Retirement      (a)
       ----------------         ------------ ---------- ---------- -------------
Arthur G. Typermass............   $29,000         0          0       $ 29,000
Steve A. Garban................   $41,500         0          0       $118,300
Linda B. Strumpf.**............   $24,000         0          0       $ 24,000
Toby Rosenblatt*...............         0         0          0       $ 72,000
Dean O. Morton.................   $37,000         0          0       $118,800
Michael S. Scott Morton........   $37,000         0          0       $118,000
David A. Levene***.............         0         0          0              0
H. Jesse Arnelle*..............         0         0          0              0

-----------
 (a) Complex is comprised of 10 trusts and two corporations with a total of 35 funds and/or series, as to which each indicated person serves as a director or trustee.
  * Did not serve as a director during 2000.
 ** Appointed to the Board May 1, 2000.
*** Resigned as a director effective October 30, 2000.

  The Fund pays the compensation of directors who are not active employees of Metropolitan. Directors and officers who are active employees of Metropolitan do not receive any compensation for services rendered to the Fund in addition to their compensation for services rendered to Metropolitan. Directors who are not active employees of Metropolitan are each paid a fee of $15,000 for each full calendar year during which services are rendered to the Fund. In addition, they are each paid a fee of $3,500 for each directors' meeting attended and a fee of $500 for each audit or nominating committee or sub-committee meeting attended and are reimbursed for out-of-pocket expenses. The chairman of the audit committee also receives a fee of $1,500 for each full calendar year that he or she serves as chairman.

  The directors and officers of the Fund and members of their families, as a group, as of the date of this Statement, beneficially own less than 1% of the common stock of each Portfolio outstanding.

  Set forth below is certain information concerning each of the executive officers of the Fund.

 Name, Age and                        Principal Occupations During        Officer
 Office with the Fund                    Last Five Years Since             Since
 --------------------                 ----------------------------        -------
 David A. Levene+ (61)......... Executive Vice-President, Metropolitan     1997
   Chief Executive Officer      since 1996; prior thereto, Senior Vice-
   (through October 30, 2000)   President


 Christopher P. Nicholas+ (51). Associate General Counsel, Metropolitan    1987
   President and Chief
   Operating Officer

 Barbara Hume+ (47)............ Vice-President, Metropolitan since         1999
   Vice-President               1997; prior thereto, Vice-President,
                                Prudential Investments


 Lawrence A. Vranka+ (60)...... Vice-President, Metropolitan.              1987
   Vice-President


 Peter H. Duffy+ (44).......... Senior Vice President, New England         2000
   Controller                   Investment Management and Treasurer,
                                New England Zenith Fund, since 1998;
                                prior thereto, Senior Vice President,
                                Fund Administration Department

 Janet Morgan+ (38)............ Assistant Vice-President, Metropolitan     1997
   Treasurer                    since 1997; prior thereto, Director


 Danne L. Johnson+ (32)........ Counsel, Metropolitan since 2000; prior    2000
   Secretary                    thereto, Branch Chief, U.S. Securities
                                and Exchange Commission


 Daphne Thomas-Jones+ (45)..... Assistant Vice-President, Metropolitan     2000
   Vice-President               since 1998; prior thereto, Director


 Hugh McHaffie+ (42)........... Senior Vice-President, Metropolitan        2000
   Vice-President               since 2001; Senior Vice-President, New
                                England Life Insurance Company 1999-
                                2000; prior thereto, Vice President,
                                Manufacturers Life Insurance Company of
                                North America

-----------
+ As officers or employees of Metropolitan or one of its affiliates, each of these individuals is deemed to be an "interested person," within the meaning of the 1940 Act, of the Fund. Mr. Levene resigned as Chairman of the Board, Director and Chief Executive Officer of the Fund as of October 30, 2000. It is expected that if he is elected as a director by the shareholders at the Annual Meeting, he will be reappointed as Chairman and CEO by the Board at its May 1, 2001 regular meeting.

  In addition to the individuals listed above, set forth below is a list of all the officers of the Fund who are also directors, officers or employees of
Metropolitan:

    Name                                                  Position with the Fund
    ----                                                  ----------------------
    Patricia S. Worthington..............................  Assistant Secretary
    Terrence T. Santry...................................  Assistant Controller
    Allison M. Troiani...................................  Assistant Controller
    Patti Robinson.......................................  Assistant Secretary

Vote Required for this Proposal

  If you submit voting instructions that do not specify otherwise, the Insurance Companies will vote Fund shares for the election of the nominees listed above. If any of said nominees should be unable to serve, the Insurance Companies reserve full discretion to vote for another candidate or candidates. Election of each nominee requires a favorable vote of the lesser of (a) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present at the meeting or
(b) more than 50% of the outstanding shares of the Fund.

Proposal 2. Approval or Disapproval of a new Investment Management Agreement for each Portfolio of the Fund with NEIM

  The Fund currently employs Metropolitan as the investment manager for each of its Portfolios. In some cases, Metropolitan has delegated the day-to-day management of a Portfolio to another firm that acts as sub-investment manager to that Portfolio. Proposal 2 proposes that Metropolitan be replaced as the investment manager of each Portfolio by New England Investment Management LLC ("NEIM"). With respect to the Portfolios where currently Metropolitan has the day-to-day management responsibility, Metropolitan would become the sub-investment manager of each of such Portfolios as discussed below under Proposal 3.

  The proposed new investment management agreement for each Portfolio will be identical to the current agreement for that Portfolio, except for the name of the investment manager, the date of the agreement, and the termination date. There will be no change to the current investment management fees.

  The Fund does not believe that replacing Metropolitan with NEIM will result in any decrease in the quality or scope of services rendered to the Fund. NEIM will continue to be a member of the same holding company structure as Metropolitan and, in many cases, the same personnel who have provided investment management services to the Portfolios on behalf of Metropolitan will continue to do so on behalf of NEIM.

  The form of the new investment management agreements is attached hereto as Exhibit A.

  The Board of Directors of the Fund Unanimously Recommends Approval of the Proposed Investment Management Agreements for the Portfolios.

The Investment and Sub-Investment Managers

  Metropolitan, 1 Madison Avenue, New York, New York 10010 is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Metropolitan is a wholly-owned subsidiary of MetLife, Inc., a Delaware corporation which has the same address as Metropolitan. Metropolitan currently acts as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan.

  New England Investment Management, LLC, 501 Boylston Street, Boston, Massachusetts 02116, is registered as an investment adviser under the Advisers Act. On January 1, 2001 NEIM converted to a limited liability company pursuant to Delaware law. Before then, NEIM was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of Metropolitan. NEIM intends to change its name, effective May 1, 2001, to MetLife Advisers, LLC.

  Other than New England Life Holdings, Inc. ("NELHI"), which has the same address as NEIM, the owners of NEIM consist of each Insurance Company whose separate accounts invest in the Fund or other registered investment companies to which NEIM serves or will serve as investment adviser. Each such Insurance Company's interest in NEIM entitles the Insurance Company to share in the profit and loss of NEIM in proportion to the profit and loss of NEIM attributable to customers of that Insurance Company. NELHI, the previous owner of 100% of the shares of New England Investment Management, Inc., became an owner of NEIM upon NEIM's conversion to a Delaware LLC. NELHI has provided capital to NEIM in return for a fixed return and has the only voting interests in NEIM. New England Life Insurance Company, a Massachusetts Corporation whose address is the same as NEIM's, owns 100% of the shares of NELHI. Metropolitan is the indirect owner of 100% of the shares of New England Life Insurance Company.

The Fund's Current Management and Sub-Management Agreements

  The date of each of the Fund's current investment management agreements with Metropolitan, the current investment management fee schedule for each Portfolio, the amount of fees paid by each Portfolio to Metropolitan as investment manager for each Portfolio during 2000, and the total brokerage commissions incurred by each Portfolio during 2000 are as follows:

                                                    Management Fee
                                                       Schedule
                                                   (as an annual %
                                       Management         of         Brokerage
                                      Fees Paid to   Portfolio's    Commissions
                            Agreement Metropolitan  average daily    Incurred
Name of Portfolio             Date    During 2000    net assets)    during 2000
-------------------------------------------------------------------------------
                             11/9/98     $316,530   0.75% on first    $172,358
                                                       $250MM;
Harris Oakmark Large Cap                                0.70%
 Value Portfolio                                      thereafter
-------------------------------------------------------------------------------
Janus Mid Cap Portfolio       3/3/97   15,330,298    0.75% first     1,566,966
                                                     $100M; 0.70%
                                                   next $400M; and
                                                      0.65% over
                                                        $500M
-------------------------------------------------------------------------------
Lehman Brothers Aggregate    11/9/98      340,601       0.25%                0
 Bond Index Portfolio
-------------------------------------------------------------------------------
Loomis Sayles High Yield      3/3/97      476,609       0.70%           14,142
 Bond Portfolio
-------------------------------------------------------------------------------
MetLife Mid Cap Stock         7/5/00       41,219       0.25%           46,286
 Index Portfolio
-------------------------------------------------------------------------------
MetLife Stock Index         4/29/90;   10,575,467       0.25%          163,903
 Portfolio                   amended
                             5/16/93
-------------------------------------------------------------------------------
Morgan Stanley EAFE          11/9/98      274,174       0.30%          116,051
 Index Portfolio
-------------------------------------------------------------------------------
Neuberger & Berman           11/9/98      438,080   0.70% on first     433,219
 Partners Mid Cap Value                             $100MM; .675%
 Portfolio                                         on next $250MM;
                                                    0.65% on next
                                                    $500MM; 0.625%
                                                   on next $750MM;
                                                      and 0.60%
                                                      thereafter
-------------------------------------------------------------------------------
Putnam International Stock  4/29/91;    2,861,103    0.90% on 1st    1,185,663
 Portfolio                   amended               $500M; 0.85% on
                              5/1/00               next $500m; and
                                                        0.80%
                                                    above $1,000M
-------------------------------------------------------------------------------
Putnam Large Cap Growth       5/1/00      104,812    0.80% first        22,070
 Portfolio                                          $500MM; 0.75%
                                                     next $500MM;
                                                    and 0.70% over
                                                      1 billion
-------------------------------------------------------------------------------
Russell 2000 Index           11/9/98      317,375       0.25%           89,034
 Portfolio
-------------------------------------------------------------------------------
Scudder Global Equity         3/3/97    1,213,183    0.90% first       258,622
 Portfolio                                           $50M; 0.55%
                                                      next $50M;
                                                      0.50% next
                                                      $400M; and
                                                     0.475% above
                                                        $500M

                                                 Management Fee
                                                    Schedule
                                                (as an annual %
                                    Management         of         Brokerage
                                   Fees Paid to   Portfolio's    Commissions
                         Agreement Metropolitan  average daily    Incurred
Name of Portfolio          Date    During 2000    net assets)    during 2000
----------------------------------------------------------------------------
State Street Research     4/29/88   11,798,675    0.75% first     2,437,664
 Aggressive Growth                                $500M; 0.70%
 Portfolio                                      next $500M; and
                                                  0.65% above
                                                    $1,000M
----------------------------------------------------------------------------
State Street Research      7/5/00      102,277    0.85% first        61,630
 Aurora Small Cap Value                          $500 million;
 Portfolio                                      0.80% next $500
                                                  million; and
                                                   0.75% over
                                                   $1 billion
----------------------------------------------------------------------------
State Street Research    4/29/87;   12,148,236    0.50% first     2,339,779
 Diversified Portfolio    amended                 $500M; 0.45%
                           8/1/97               next $500M; and
                                                  0.40% above
                                                    $1,000M
----------------------------------------------------------------------------
State Street Research     4/29/87   17,076,256    0.55% first     5,047,718
 Growth Portfolio         amended                 $500M; 0.50%
                           8/1/97               next $500M; and
                                                  0.45% above
                                                    $1,000M
----------------------------------------------------------------------------
State Street Research    4/29/87;    1,507,360    0.35% first             0
 Income Portfolio         amended                 $250M; 0.30%
                           8/1/97               next $250M; and
                                                  0.25% above
                                                     $500M
----------------------------------------------------------------------------
State Street Research    4/29/87;      152,251       0.25%                0
 Money Market Portfolio   amended
                          5/16/93
----------------------------------------------------------------------------
T. Rowe Price Large Cap   11/9/98      803,995    0.70% first       238,407
 Growth Portfolio                                 $50MM; 0.60%
                                                   thereafter
----------------------------------------------------------------------------
T. Rowe Price Small Cap    3/3/97    1,749,910    0.55% first       309,732
 Growth Portfolio                                 $100M; 0.50%
                                                next $300M; and
                                                  0.45% above
                                                     $400M


  The current Investment Management Agreement for each Portfolio provides that Metropolitan, subject to oversight by the Fund's directors, is responsible for the overall management of that Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for the Portfolio. Since there is currently no sub-investment manager for each of the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Lehman Brothers Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio, or the Morgan Stanley EAFE Index Portfolio (the "Index Portfolios"), Metropolitan also has the day-to-day responsibility for making such decisions for each of these Portfolios.

  For all the other Portfolios, Metropolitan has delegated day-to-day investment management responsibility to a sub-investment manager. Each such sub-investment manager serves pursuant to the terms of a Sub-Investment Management Agreement. Under the Sub-Investment Management Agreement that applies to a given Portfolio, the sub-investment manager, subject to any direction from the Fund's directors or from Metropolitan, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for that Portfolio.

  The Investment Management Agreements and the Sub-Investment Management Agreements require that the assets in the Portfolios be invested and reinvested in a manner consistent with the investment objectives and policies set forth in the registration statements, as from time to time amended, of the Fund under the Securities Act of 1933.

  The MetLife Stock Index Portfolio and State Street Research Money Market Portfolio investment management agreements were each most recently approved by their respective shareholders on April 28, 1993 in connection with an amendment to each agreement removing a provision that required Metropolitan to subsidize the expenses of each Portfolio. The Janus Mid Cap Portfolio, Loomis Sayles High Yield Bond Portfolio, Scudder Global Equity Portfolio, and T. Rowe Price Small Cap Growth Portfolio investment management agreements were each most recently approved by Metropolitan, the then sole shareholder of each Portfolio, on March 3, 1997 in connection with the establishment of each such Portfolio. The State Street Research Growth Portfolio, State Street Research Income Portfolio, State Street Research Diversified Portfolio and State Street Research Aggressive Growth Portfolio investment management agreements were each most recently approved by their respective shareholders on July 30, 1997 in connection with an amendment to each agreement revising the investment management fee schedule applicable to each agreement. The Harris Oakmark Large Cap Value Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, Russell 2000 Index Portfolio, and T. Rowe Price Large Cap Growth Portfolio investment management agreements were each most recently approved by Metropolitan, the then sole shareholder of each Portfolio, on November 9, 1998 in connection with the establishment of each such Portfolio. The Putnam International Stock Portfolio investment management agreement was most recently approved by its shareholders on March 31, 2000 in connection with an amendment to the agreement increasing the investment management fee schedule applicable to such agreement. The Putnam Large Cap Growth Portfolio investment management agreement was most recently approved by Metropolitan, the then sole shareholder of the Portfolio, on May 1, 2000 in connection with the establishment of such Portfolio. The MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Small Cap

Value Portfolio investment management agreements were each most recently approved by Metropolitan, the then sole shareholder of each Portfolio, on July 5, 2000 in connection with the establishment of each such Portfolio.

  Each of the current investment management agreements was most recently approved by the Board of Directors of the Fund, including a majority of the directors who were not "interested persons," on May 1, 2000 in connection with the annual renewal of such Agreements, or, in the case of the Putnam Large Cap Growth, MetLife Mid Cap Stock Index and State Street Research Aurora Small Cap Value Portfolios, on February 1, 2000 in connection with the establishment of each of those Portfolios. In addition, the Board of Directors approved an amendment to the investment management agreement for the Putnam International Stock Portfolio on January 11, 2000 increasing the investment management fees payable by the Portfolio to Metropolitan.

Reasons for Proposed Changes

  The Board of Directors of the Fund considered and approved each of the proposed new Investment Management Agreements at a Board meeting held on February 6, 2001. In approving the new Investment Management Agreements and recommending their respective approval by the shareholders of each Portfolio, the Board has considered the nature, quality and extent of the services to be performed by NEIM; comparative data as to advisory fees and expenses; the financial, personnel and structural information of NEIM; and such other factors and information as the Board believes to be relevant.

  NEIM currently serves as the investment manager for certain series of the New England Zenith Fund ("Zenith"), a registered investment company that serves as one of the funding vehicles for the variable insurance products of New England Life Insurance Company and certain of its affiliates, including Metropolitan. In each case, NEIM has delegated day-to-day portfolio management responsibility to another firm that acts as sub-investment manager. Thus, NEIM carries out the same functions for Zenith that Metropolitan does for the Fund, except that in no case does NEIM have day-to-day responsibility for the portfolio management of a series.

  Metropolitan and NEIM have recommended to the Board, and the Board has concluded, that NEIM could perform the investment management services for the Portfolios of the Fund as well as

Metropolitan has performed those services. In fact, many of the individuals who currently perform those services for the Fund on behalf of Metropolitan will continue to perform those services on behalf of NEIM. Accordingly, Metropolitan and the Board believe that the proposed new management agreements will result in the Fund receiving the same quality of oversight and record keeping services as it has received from Metropolitan. Moreover, since NEIM will be the investment manager for both Zenith and the Fund, it may also allow for a more efficient administration of the variable insurance contracts of the Insurance Companies that access these two investment companies.

Vote Required for Approval of the New Investment Management Agreements

  The shareholder voting on the approval of the new investment management agreements is on a Portfolio-by-Portfolio basis in which approval with respect to the particular agreements relating to a particular Portfolio requires the requisite vote of the shareholders in that Portfolio. Shareholders in a particular Portfolio will vote only on the particular agreement which relates to that Portfolio and approval for any Portfolio is not conditioned on approval for any other Portfolio. The voting instruction forms which accompany this Statement indicate with respect to which of the investment management agreements an owner of a variable insurance contract may give voting instructions.

  Approval of a particular investment management agreement requires a favorable vote of the lesser of (a) 67% or more of the shares in such Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in such Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in such Portfolio.

  If approved, each agreement will become effective on May 1, 2001, and will continue in effect until May 16, 2002. Thereafter, each agreement will continue in effect from year to year with respect to the particular Portfolio it affects if approved annually (i) by the Board of Directors of the Fund or by a favorable vote of the outstanding shares of that Portfolio (as described in clauses (a) and (b) above), and (ii) by a majority vote of the directors who are not "interested persons" of any party to such agreement. An agreement may be terminated with respect to a particular Portfolio without penalty on 60 days' written notice by the Board of Directors of the Fund, by NEIM or by the majority vote of the shareholders in that Portfolio, and each amended agreement will terminate automatically in the event of its assignment.

Additional Information about NEIM and Metropolitan

  Since the Fund's inception, Metropolitan has had the primary responsibility for distributing the Fund's shares. In doing this, Metropolitan has served as the Fund's "principal underwriter," as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). Until last year, no Portfolio paid any separate fees or charges for these or any other efforts to distribute the Fund's shares.

  On November 2, 2000 and February 6, 2001, however, the Directors of the Fund approved a plan (the "Plan") under which each of the Fund's Portfolios are authorized to issue new classes of shares (the "Class B" shares and the "Class E" shares) that would each be subject to a new distribution charge. The Portfolios, however, will also continue to issue their original class of shares (now called the "Class A" shares), which will not be subject to a distribution charge.

  No variable insurance contract offers the purchaser a choice between the Class A shares, the Class B shares and the Class E shares of the same Portfolio. Whether a contract offers Class A shares, Class B shares or Class E shares depends on the specific identity of the variable insurance contract. If a variable insurance contract makes available any Portfolio's Class B shares or Class E shares, the contract owner will indirectly bear a proportionate amount of the distribution charge paid by that Class, to the extent that the owner chooses that Portfolio as an investment option. Any distribution charge currently is at an annual rate of either .25% or .15% (depending on the particular Portfolio) of a Portfolio's average daily net assets that are attributable to Class B shares or Class E shares. There were no distribution charges paid during the year 2000.

  The above-described Plan has been adopted in reliance on Rule 12b-1, which the Securities and Exchange Commission has adopted under the 1940 Act. Metropolitan receives the proceeds from the distribution charges and, in turn, pays those proceeds to Insurance Companies whose variable insurance contracts make available the Class B shares or Class E shares (or to an affiliate of such a company). However, NELICO currently is the only Insurance Company that is making the Fund's Class B shares available under any of its contracts, and no Insurance Company is currently making the Class E shares available.

  Set forth in the table below is information about each Zenith Series managed by NEIM that has similar objectives to any Fund Portfolio.


                                                           Management
                                         Current          Fee Schedule
                                        Net Assets        (as an annual         Part or
                                         December       % of Portfolio's          All
      Met Series       Similar Zenith    31, 2000         average daily       Compensation
    Fund Portfolio       Fund Series    (Thousands)        net assets)           Waived
------------------------------------------------------------------------------------------
 State Street Research Back Bay         $242,346    First $1 billion--0.35%        No
  Money Market         Advisors                     Next $1 billion--0.30%
                       Money Market                 Over $2 billion--0.25%
------------------------------------------------------------------------------------------
 State Street Research Back Bay         $283,140    First $1 billion--0.40%        No
  Income               Advisors                     Next $1 billion--0.35%
                       Bond Income                  Next $1 billion--0.30%
                                                    Over $3 billion--0.25%
------------------------------------------------------------------------------------------
 State Street Research Back Bay         $181,270    All assets--0.50%;             No
  Diversified          Advisors
                       Managed;

                       Balanced         $159,977    First $200 million--0.70%      No
                       Series
                                                    Over $200 million--0.675%
------------------------------------------------------------------------------------------
 MetLife Stock Index   Westpeak Stock   $268,989    All assets--0.25%              No
                       Index
------------------------------------------------------------------------------------------
 Loomis Sayles High    Salomon          $ 95,860    All assets--0.65%              No
  Yield Bond           Brothers
                       Strategic Bond
                       Opportunities
------------------------------------------------------------------------------------------
 State Street          Westpeak         $388,127    First $200 million--0.70%      No
  Research Growth      Growth                       Next $1.3 billion--0.65%
                       and Income;                  Over $1.5 billion--0.60%;

                       MFS Investors    $ 18,422    All assets--0.75%              No
------------------------------------------------------------------------------------------
 T. Rowe Price Small   Loomis Sayles    $486,439    First $500 million--0.90%      No
  Cap Growth           Small Cap                    Over $500 million--0.85%
------------------------------------------------------------------------------------------
 Putnam Large Cap      Alger Equity     $968,357    All assets--0.75%              No
  Growth; T. Rowe      Growth
  Price Large Cap
  Growth
------------------------------------------------------------------------------------------
 Neuberger Berman      Harris Oakmark   $139,518    All assets 0.75%               No
  Partners Mid Cap     Mid Cap Value
  Value
------------------------------------------------------------------------------------------
 Harris Oakmark        Davis Venture    $925,265    All assets 0.75%               No
  Large Cap Value      Value

  Set forth below are the names and principal occupations of the principal executive officer and the other directors of Metropolitan (whose addresses for this purpose are the same as that of Metropolitan):

           Directors                     Principal Occupations
           ---------                     ---------------------

Curtis H. Barnette               Chairman of the Board and Chief
                                 Executive Officer, Bethlehem Steel
                                 Corporation

Robert H. Benmosche              Chairman of the Board, President and
  (Principal Executive Officer)  Chief Executive Officer, Metropolitan

Gerald Clark                     Vice-Chairman of the Board, Chief
                                 Investment Officer and Director,
                                 Metropolitan

Joan Ganz Cooney                 Chairman--Executive Committee,
                                 Children's Television Workshop

John C. Danforth                 Partner, Bryan Cave LLP

Burton A. Dole                   Retired Chairman, President and Chief
                                 Executive Officer, Nellcor Puritan
                                 Bennett

James R. Houghton                Chairman of the Board and Chief
                                 Executive Officer, Corning
                                 Incorporated

Harry P. Kamen                   Chairman and Chief Executive Officer
                                 (retired), Metropolitan

Helene L. Kaplan                 Of Counsel, Skadden, Arps, Slate,
                                 Meagher & Flom

Charles M. Leighton              Retired Chairman and Chief Executive
                                 Officer, CML Group, Inc.

Allen E. Murray                  Retired Chairman of the Board,
                                 President and Chief Executive Officer,
                                 Mobil Corporation

John J. Phelan, Jr.              Retired Chairman and Chief Executive
                                 Officer, NYSE, Inc.

John B. M. Place                 Former Chairman of the Board, Crocker
                                 National Corporation.

Hugh B. Price                    President and Chief Executive Officer,
                                 National Urban League, Inc.

Robert G. Schwartz               Retired Chairman of the Board,
                                 President and Chief Executive Officer,
                                 Metropolitan

Ruth Simmons                     President, Smith College

William C. Steere, Jr.           Chairman of the Board and Chief
                                 Executive Officer, Pfizer, Inc.

  Set forth below are the names and principal occupations of the principal executive officer and the other directors of NEIM (whose addresses for this purpose are the same as that of NEIM):

   Directors              Principal Occupations
   ---------              ---------------------
Anne M. Goggin    Chief Counsel--Individual Business,
  (Principal      Metropolitan Life Insurance Company;
  Executive       Senior Vice President and General
  Officer)        Counsel, New England Life Insurance
                  Company
John F. Guthrie,  Vice President, New England Life
  Jr.             Insurance Company

Proposal 3. Approval or Disapproval of a Sub-Investment Management Agreement for each of the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Lehman Brothers Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio and the Morgan Stanley EAFE Index Portfolio (the "Index Portfolios")

  The information about NEIM and Metropolitan (and their relationships with the Fund) set forth above in Proposal 2 is also relevant to this Proposal. Under Proposal 2 above, NEIM would replace Metropolitan as the investment manager of several Portfolios (namely, the Index Portfolios) for which Metropolitan itself (rather than a sub-investment manager) currently makes the day-to-day investment decisions. NEIM currently is not equipped to handle this task for the Index Portfolios. Therefore, the Board of Directors believes it is appropriate for Metropolitan to continue to have such day-to-day responsibility. However, if Metropolitan were to continue to serve as the sole investment manager to the Index Portfolios, while NEIM becomes the primary investment manager to the other Portfolios, part of the expected efficiencies from consolidating the investment management function in NEIM would be lost. Therefore, it is proposed that NEIM and the Fund will enter into a sub-investment management agreement with Metropolitan for each Index Portfolio, under which Metropolitan would continue to make the day-to-day portfolio management decisions for that Portfolio.

  The Board of Directors of the Fund believes that continuing to retain Metropolitan for this purpose would be in the best interests of the shareholders of each Index Portfolio, because it will result in the investment management resources and expertise of Metropolitan continuing to be made available to the Portfolio. In coming to its decision, the Board reviewed the performance and quality of the day-to-day portfolio management services that Metropolitan provides to each Index Portfolio including the amount of any tracking error in matching the performance of a particular index. In addition, the Board is very familiar with Metropolitan. No change is being proposed in the current investment management fee for each Portfolio.

  Metropolitan would be compensated by NEIM for providing sub-investment management services to an Index Portfolio in an amount equal to the actual costs Metropolitan incurs in providing the sub-investment management service to that Index Portfolio. Metropolitan's actual costs consist of both direct costs (salaries, benefits, rent, telephone, etc.) and indirect costs (senior management, systems development and maintenance, and accounting support). The direct costs will be allocated based on the amount of time actually spent by the personnel involved in managing the Portfolio. Indirect costs will be allocated using various allocation methods, with the primary method being the use of percentage of assets which the Portfolio represents of the total accounts managed by Metropolitan. The Fund would have no responsibility for the payment of the sub-investment management fees.

  In summary, Metropolitan and the Fund's Board have concluded that the sub-investment management agreements that are the subject of this Proposal 4 are the best means of preserving the potential benefits from consolidating the primary investment management function in NEIM (as described above under Proposal 2), while at the same time retaining for the Index Portfolios the benefits of Metropolitan's day-to-day portfolio management services.

  A form of the proposed Sub-Investment Management Agreements is attached hereto as Exhibit B. Apart from the fees, the proposed agreements are substantially identical to the sub-investment management agreements relating to the other Portfolios of the Fund .

  The Board of Directors of the Fund Unanimously Recommends Approval of the Proposed Sub-Investment Management Agreement with Metropolitan for each of the Index Portfolios.

Certain Brokerage Matters

In their consideration of the new sub-investment management agreements, the Directors took account of Metropolitan's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Index Portfolios, and the brokers' and dealers' provision of brokerage and research services to Metropolitan. The following is a summary of these practices:

  Metropolitan does not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided. Metropolitan relies on Section 28(e) of the Securities Exchange Act of 1934, which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided. Although it is difficult to place an exact dollar value on the research and statistical services received from broker-dealers, Metropolitan believes that these services tend to reduce a Portfolio's expenses in the long-run.

  Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission paid, although the price usually includes undisclosed compensation.

  The Board concluded that Metropolitan's favorable tracking results demonstrated the efficiency of Metropolitan's efforts to minimize brokerage and other operational costs of the Index Portfolios.

  The total amount of brokerage commissions incurred by each Index Portfolio is set forth, along with the amount of commissions incurred by the other Portfolios of the Fund, in the table on pages 9 and 10 above.

Vote Required for Approval of the New Sub-Investment Management Agreements

  The shareholder voting on the approval of the new sub-investment management agreements with Metropolitan is on a Portfolio-by-Portfolio basis in which approval with respect to the particular agreement relating to a particular Index Portfolio requires the requisite vote of the shareholders in that Index Portfolio. Shareholders in a particular Index Portfolio will vote only on the particular agreement which relates to that Index Portfolio and approval for any Index Portfolio is not conditioned on approval for any other Index Portfolio. However, the approval for any Index Portfolio is conditioned on the approval of the new investment management agreement for that Portfolio with NEIM under Proposal 2 above. The voting instruction form(s) which accompany this Statement indicate with respect to which of the sub-investment management agreements, if any, an owner of a variable insurance contract may give voting instructions.

  Approval of a particular Index Portfolio's sub-investment management agreement requires a favorable vote of the lesser of (a) 67% or more of the shares in such Index Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in such Index Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in such Index Portfolio.

  If approved, each agreement will become effective on May 1, 2001, and will continue in effect until May 16, 2002. Thereafter, each agreement will continue in effect from year to year with respect to the particular Index Portfolio it affects if approved annually (i) by the Board of Directors of the Fund or by a favorable vote of the outstanding shares of that Index Portfolio (as described in clauses (a) and (b) above), and (ii) by a majority vote of the directors who are not "interested persons" of any party to such agreement. An agreement may be terminated with respect to a particular Index Portfolio without penalty on 60 days' written notice by the Board of Directors of the Fund, by NEIM, by Metropolitan or by the majority vote of the shareholders in that Index Portfolio, and each sub-investment management agreement will terminate automatically in the event of its assignment. In addition, each sub-investment management agreement will also terminate in the event the investment management agreement relating to the particular Index Portfolio is terminated.

Proposal 4. Approval or Disapproval of a grant of authority to NEIM to enter into new sub-investment management agreements without additional shareholder approval under certain conditions

  The Fund, to the extent permitted by any exemption or exemptions granted by the SEC, proposes to permit NEIM to enter into new or amended agreements with any sub-investment manager with respect to a Portfolio without obtaining shareholder approval of such agreements, and to permit such sub-investment managers to manage the assets of a Portfolio pursuant to such agreements. This Proposal will not result in any change at this time in the current fee schedules for the Portfolios. Nor will this proposal permit any fee paid by a Portfolio to be increased in the future without shareholder approval.

  The 1940 Act generally provides than an investment manager or sub-investment manager to a registered investment company (such as the Fund) may act as such only pursuant to a written agreement which, among other things, has been approved by a vote of a specified percentage of the investment company's shareholders. The 1940 Act requires a comparable shareholder vote for certain amendments to or "assignments" (as defined in the 1940 Act) of an existing sub-investment management agreement. (For this purpose the 1940 Act, for example, considers a change in control over the sub-investment manager to be an "assignment" of the sub-investment management agreement.)

  NEIM has received from the SEC an exemption from these shareholder voting requirements in certain circumstances (the "SEC Voting Exemption"). Under the SEC Voting Exemption, NEIM, as the investment manager of each Portfolio, will be permitted, under specified conditions, to enter into new and amended sub-investment management agreements for the management of each Portfolio, without obtaining any shareholder approval thereof. This would include both agreements with new sub-investment managers and agreements with existing sub-investment managers, for example, if there were a material change in the terms of the agreement or if there were an assignment of the existing agreement. Such agreements, amendments, and assignments would still require approval by the Directors of the Fund, including the Directors who are not "interested persons" of any investment manager or sub-investment manager to the Fund, in accordance with the requirements of the 1940 Act.

  One of the conditions of the SEC Voting Exemption is that, under certain circumstances, within 90 days after entering into a new sub-investment management agreement (or an amendment thereto or assignment thereof) without shareholder approval, a Portfolio must provide to shareholders a written statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, each Portfolio would still require shareholder approval to amend or assign its investment management agreement with NEIM (including any increase in the investment management fee rate payable under such agreement) or to enter into a new investment management agreement with NEIM (or any other investment manager).

  Another condition of the SEC Voting Exemption is that any new or amended sub-investment management agreement entered into in reliance on the SEC Voting Exemption must be between NEIM and a sub-investment manager that is not an "affiliate" of NEIM, as that term is defined in the 1940 Act. Therefore, to the extent that NEIM enters into an amended or new sub-investment management agreement with Metropolitan, State Street Research & Management Company or any other affiliated sub-investment manager under the current SEC Voting Exemption, the new or amended agreement will still require shareholder approval to the extent required by the 1940 Act.

  The Board Of Directors of the Fund Unanimously Recommends Approval of a Grant of Authority to NEIM to Enter into New Sub-Investment Management Agreements Without Additional Shareholder Approval Under the Conditions Discussed Above.

Reasons for this Proposal

  The Fund is requesting and the Board of Directors is recommending shareholder approval of this Proposal for several reasons. If the shareholders approve Proposal 2 and Proposal 3 replacing Metropolitan with NEIM as investment manager of each Portfolio and making Metropolitan the sub-investment manager of the Index Portfolios, then the entire Fund will be utilizing an investment management/sub-investment management structure, in which NEIM acts as each Portfolio's investment manager, delegating the day-to-day portfolio management to a sub-investment manager.

  Under such a structure, the Portfolios' sub-investment managers act in a capacity similar to that of the portfolio manager in a more traditional mutual fund investment management structure that does not involve a sub-investment manager. Specifically, the Fund's sub-investment managers, like portfolio managers in a more traditional structure, manage a Portfolio under the oversight and supervision of the Portfolio's investment manager. If a Portfolio were to change sub-investment managers, NEIM would continue in its role as investment manager and would continue to exercise oversight and supervision of the Portfolio's investment affairs as conducted by the new sub-investment manager. Changing a Portfolio's sub-investment manager is, therefore, in relevant respects, analogous to the investment manager replacing the portfolio manager of a single-manager managed fund who is employed by the investment manager, which does not require shareholder approval under the 1940 Act. In addition, given the Fund's management structure, the shareholder approval requirements under the 1940 Act may cause a Portfolio's shareholders to incur unnecessary expenses and delays in soliciting voting instructions and holding a shareholders meeting to approve a new, assigned or amended sub-investment management agreement.

  Owners of variable insurance contracts that use the Fund should benefit from NEIM's resulting ability to make changes for the benefit of such owners promptly and efficiently. Moreover, as discussed above, NEIM cannot exercise this enhanced flexibility in favor of a sub-investment manager with which NEIM is affiliated. Therefore, NEIM can have little or no incentive to exercise such flexibility for the benefit of anyone other than the owners of variable insurance contracts. The Board also believes that the Proposal would permit the services of a current sub-investment manager to be continued despite a technical assignment of a sub-investment management agreement due to a change in control of the sub-investment manager without any reduction in the quality of such services to shareholders. For example, in 1998 and 1999, assignments of the sub-investment management agreement resulting from such a change in control twice occurred as to the Scudder Global Equity Portfolio, and each time necessitated solicitation of voting instructions in connection with shareholder approval of a new, virtually identical sub-investment management agreement for that Portfolio.

Vote Required for Approval of this Proposal 4

  The shareholder voting on the approval of this Proposal 4 is on a Portfolio-by-Portfolio basis in which approval with respect to a particular Portfolio requires the requisite vote of the shareholders in that Portfolio. Approval by any Portfolio is not conditioned on approval by any other Portfolio. The voting instruction form(s) which accompany this Statement indicate with respect to which Portfolio(s) an owner of a variable insurance contract may give voting instructions.

  Approval of the Proposal requires a favorable vote of the lesser of (i) 67% or more of the shares in such Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in such Portfolio are present at the meeting or (ii) more than 50% of the outstanding shares in such Portfolio.

Proposal 5. Ratification or Rejection of the Selection of Independent Auditors

  The Board of Directors of the Fund has unanimously selected the firm of Deloitte & Touche LLP ("Deloitte") to act as independent auditors for the Fund for the year 2001. The audit committee of the Fund has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence. This selection is being submitted for ratification or rejection by the shareholders.

  Ratification of the selection of Deloitte requires a favorable vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present at the meeting or (ii) more than 50% of the outstanding shares of the Fund.

  Deloitte has acted as independent auditors for the Fund since the Fund commenced operations on May 16, 1983, and also acts as the independent auditors for Metropolitan and certain of the other Insurance Companies. During 2000, Deloitte performed auditor services for the Fund, including examination of the Fund's financial statements, review of the Fund's annual reports and registration statement amendments filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meetings with the Board of Directors.

Audit Fees

The aggregate fees billed by Deloitte for professional services rendered for the audit of the Fund's annual financial statements for the year ended December 31, 2000 were $204,000.

All Other Fees

  The aggregate fees billed by Deloitte for services rendered to the Fund, other than the services described above under "Audit Fees," for the year ended December 31, 2000 were $110,288. The aggregate fees billed by Deloitte for professional services rendered to Metropolitan, the Fund's current investment adviser, and its affiliates for the year ended December 31, 2000 were $19,985,727.

  The Board of Directors of the Fund Unanimously Recommends Ratification of the Selection of Deloitte & Touche LLP for the Year 2001.

  It is expected that a representative of the firm will be present at the meeting with the opportunity to make statements and respond to appropriate questions.

Record Owners of the Shares of the Portfolios

  The shares of the Portfolios are currently sold to the Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their "separate accounts' that are registered as investment companies with the Securities and Exchange Commission. Most of those shares are attributable to variable insurance contracts, as discussed below. Other outstanding Portfolio shares are not attributable to variable insurance contracts, because such shares are (a) attributable to the Insurance Company's assets in one of the registered separate accounts, (b) held in a separate account that is not registered as an investment company, or (c) held in the Insurance Company's general account rather than in a separate account.

  As of the record time for determining shareholders' entitlement to vote at the Annual Meeting, the Fund had the following number of outstanding shares, and the Insurance Companies held in their separate or general accounts the following number of shares that, for any of the reasons discussed above, were not attributable to variable insurance contracts:


                                                           Number of Portfolio
                                                         Shares Not Attributable
                                     Number of Portfolio  to Variable Insurance
                                     Shares Outstanding       Contracts at
   Name of Portfolio                   at Record Date          Record Date
--------------------------------------------------------------------------------
  Harris Oakmark Large Cap Value
   Portfolio                             6,793,737.996           85,582.418
--------------------------------------------------------------------------------
  Janus Mid Cap Portfolio               75,460,789.672        1,567,775.555
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond
   Index Portfolio                      15,982,341.903          234,296.581
--------------------------------------------------------------------------------
  Loomis Sayles High Yield Bond
   Portfolio                             7,969,326.615          162,784.759
--------------------------------------------------------------------------------
  MetLife Mid Cap Stock Index
   Portfolio                             6,338,147.001           35,567.256
--------------------------------------------------------------------------------
  MetLife Stock Index Portfolio        112,742,038.113        2,115,888.222
--------------------------------------------------------------------------------
  Morgan Stanley EAFE Index
   Portfolio                             9,148,365.060          130,286.110
--------------------------------------------------------------------------------
  Neuberger & Berman Partners Mid
   Cap Value Portfolio                  10,431,205.896          101,138,994
--------------------------------------------------------------------------------
  Putnam International Stock
   Portfolio                            34,848,762.959          605,526.165
--------------------------------------------------------------------------------
  Putnam Large Cap Growth Portfolio      5,931,178.454           18,315.867
--------------------------------------------------------------------------------
  Russell 2000 Index Portfolio          12,347,072.959          205,022.494
--------------------------------------------------------------------------------
  Scudder Global Equity Portfolio       14,603,602.215          360,621.146
--------------------------------------------------------------------------------
  State Street Research Aggressive
   Growth Portfolio                     47,075,575.269        1,310,646.996
--------------------------------------------------------------------------------
  State Street Research Aurora
   Small Cap Value Portfolio             6,538,016.657           31,579.790
--------------------------------------------------------------------------------
  State Street Research Diversified
   Portfolio                           149,102,147.808        3,311,611.852
--------------------------------------------------------------------------------
  State Street Research Growth
   Portfolio                            89,182,010.424        1,896,301.419
--------------------------------------------------------------------------------
  State Street Research Income
   Portfolio                            36,656,918.523          732,772.704
--------------------------------------------------------------------------------
  State Street Research Money
   Market Portfolio                      4,169,124.672          150,555.961
--------------------------------------------------------------------------------
  T. Rowe Price Large Cap Growth
   Portfolio                            14,210,664.378          179,078.041
--------------------------------------------------------------------------------
  T. Rowe Price Small Cap Growth
   Portfolio                            23,533,195.644          613,968.161

How Shares in a Portfolio Will be Voted at the Annual Meeting

  Record owners of common stock of each Portfolio as of 4:00 P.M., New York City time, on February 9, 2001 (the "record time"), will be entitled to vote and may cast one vote for each share held.

  In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of each Portfolio that are attributable to the variable insurance contracts based on instructions received from owners of such contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each variable insurance contract owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in that Portfolio.

  Certain of the Portfolios currently issue both "Class A" shares and "Class B" shares, which, among other things, have different net asset values. Whether such a Portfolio's Class A shares or Class B shares are offered in connection with a given variable insurance contract depends on the precise identity of that contract. Each Class A share and each Class B share has one vote. For purposes of determining the number of a Portfolio's shares for which a variable insurance contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for whatever class of that Portfolio's shares are offered under that contract. Fractional votes will be counted. The number of shares for which a variable insurance contract owner has a right to give voting instructions is determined as of the record time for the annual meeting.

  Portfolio shares held in an investment division attributable to variable insurance contracts for which no timely instructions are received or that are not attributable to variable insurance contracts will be represented at the meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all variable insurance contracts participating in the investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

  If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the meeting by a written revocation or later voting instruction form received by the Insurance Companies, at 1 Madison Avenue, New York, New York 10010. The expense of the voting instruction solicitation, which will be by mail but may also be by telephone, telegraph or personal interview conducted by personnel of the Insurance Companies, will be paid by NEIM, the Insurance Companies and the Fund.

  Upon the request of a variable insurance contract owner, the Fund will furnish, without charge, a copy of the most recent annual and semi-annual reports of the Fund. Such request should be directed to Brian Mack, Metropolitan Life Insurance Company, Area 2H, 1 Madison Avenue, New York, New York 10010, 1-800-553-4459.

Annual Meetings and Proposals of Shareholders

  The By-Laws of the Fund require an annual meeting only in years in which shareholder action is needed on any one or more of the following:

  (1) the election of directors;
  (2) approval of an investment advisory agreement;
  (3) ratification of the selection of independent auditors;
  (4) approval of a distribution agreement.

  If any shareholder wishes a proposal to be considered for submission at the next Annual Meeting of Shareholders, which, if scheduled, will be held in April or May 2002, such proposal must be submitted to the Fund, 1 Madison Avenue, New York, New York 10010, Attention: Danne L. Johnson. Such proposal must be received on or before November 1, 2001 in order to be considered for any 2002 Annual Meeting. To be considered for submission at any Special Meeting of Shareholders, the proposal must be submitted a reasonable time before the Fund begins to print and mail its solicitation of voting instructions.

Other Business

  The Board of Directors knows of no other business that will come before the meeting. Should any matters other than those referred to above properly come before the meeting, it is the intention of each Insurance Company to vote on such matters in their discretion, unless the Fund has notice of the matter a reasonable time before the initial mailing of this statement.

February 23, 2001

                                   EXHIBIT A

  The material language to be added to the current Investment Management Agreements is underlined; the material language to be deleted is set forth in brackets [ ]. The proper name of the Portfolio will be inserted in each Portfolio's Agreement where indicated by [Name of Portfolio]. Braces ({ }) are used to indicate information that will vary in each Portfolio's Agreement.

                              [NAME OF PORTFOLIO]
                        INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

  WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

  WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

  WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the [Name of Portfolio] of the Fund with the Investment Manager;

  NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                       Duties of the Investment Manager.

  The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the [Name of Portfolio](the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

  (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

  (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

  The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

  (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                  ARTICLE 2.

                      Allocation of Charges and Expenses.

  (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

  (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

  All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                  ARTICLE 3.

                    Compensation of the Investment Manager.

  For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                  ARTICLE 4.

              Limitation of Liability of the Investment Manager.

  (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

  (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                  ARTICLE 5.

                     Activities of the Investment Manager.

  The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment

Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                  ARTICLE 6.

                  Duration and Termination of this Agreement.

  This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE 7.

                                 Definitions.

  The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 8.

                         Amendments of this Agreement.

  This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 9.

                                Governing Law.

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   METROPOLITAN SERIES FUND, INC.

                                   By__________________________________________
                                                      President

Attest: _____________________
     Secretary

                                   METLIFE ADVISERS, LLC

                                   By__________________________________________


Attest: _____________________
   Assistant Secretary

                                    Appendix

                     Metropolitan Series Fund Fee Schedule

                    {State Street Research Growth Portfolio

        1st $500M        .55%
        next $500M       .50%
        above $1,000M    .45% of the average daily
                         value of the net assets
                         of the Portfolio.}

                    {State Street Research Income Portfolio

        1st $250M        .35%
        next $250M       .30%
        above $500M      .25% of the average daily
                         value of the net assets
                         of the Portfolio.}

                  {State Street Research Diversified Portfolio

        1st $500M        .50%
        next $500M       .45%
        above $1,000M    .40% of the average daily
                         value of the net assets
                         of the Portfolio.}

               {State Street Research Aggressive Growth Portfolio

        1st $500M        .75%
        next $500M       .70%
        above $1,000M    .65% of the average daily
                         value of the net assets
                         of the Portfolio.}

            {State Street Research Aurora Small Cap Value Portfolio

        1st $500M        .85%
        next $500M       .80%
        above $1,000M    .75% of the average daily
                         value of the net assets
                         of the Portfolio.}

                 {State Street Research Money Market Portfolio

  .25% of the average daily value of the net assets of the Portfolio.}

                         {MetLife Stock Index Portfolio

      .25% of the average daily value of the net assets of the Portfolio.}

                     {MetLife Mid Cap Stock Index Portfolio

      .25% of the average daily value of the net assets of the Portfolio.}

                {Lehman Brothers Aggregate Bond Index Portfolio

      .25% of the average daily value of the net assets of the Portfolio.}

                         {Russell 2000 Index Portfolio

      .25% of the average daily value of the net assets of the Portfolio.}

                      {Morgan Stanley EAFE Index Portfolio

      .30% of the average daily value of the net assets of the Portfolio.}

                    {Loomis Sayles High Yield Bond Portfolio

      .70% of the average daily value of the net assets of the Portfolio.}

                     {Putnam International Stock Portfolio

        1st $500M        .90%
        next $500M       .85%
        above $1,000M    .80% of the average daily
                         value of the net assets
                         of the Portfolio.}

                       {Putnam Large Cap Growth Portfolio

        1st $500M        .80%
        next $500M       .75%
        above $1,000M    .70% of the average daily
                         value of the net assets
                         of the Portfolio.}

                   {T. Rowe Price Large Cap Growth Portfolio

        1st $50M         .70%
        above $50M       .60% of the average daily
                         value of the net assets
                         of the Portfolio.}

                   {T. Rowe Price Small Cap Growth Portfolio

        1st $500M        .55%
        next $300M       .50%
        above $400M      .45% of the average daily
                         value of the net assets
                         of the Portfolio.}

                   {Harris Oakmark Large Cap Value Portfolio

        1st $250M        .75%
        above $250M      .70% of the average daily
                         value of the net assets
                         of the Portfolio.}

               {Neuberger Berman Partners Mid Cap Value Portfolio

        1st $100M        .70%
        1st $250M        .675%
        next $500M       .65%
        next $750M       .625%
        above $1,600M    .60% of the average daily
                         value of the net assets
                         of the Portfolio.}

                            {Janus Mid Cap Portfolio

        1st $100M        .75%
        next $400M       .70%
        above $500M      .65% of the average daily
                         value of the net assets
                         of the Portfolio.}

                        {Scudder Global Equity Portfolio

        1st $50M         .90%
        next $50M        .55%
        next $400M       .50%
        above $500M      .475% of the average daily
                         value of the net assets
                         of the Portfolio.}

                                   EXHIBIT B

  The proper name of the Portfolio will be inserted in each Portfolio's Agreement where indicated by [Name of Portfolio]. Braces ({ }) are used to indicate information that will vary in the each Portfolio's Agreement.

            [NAME OF PORTFOLIO] SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

  WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

  WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

  WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the [Name of Portfolio] as set forth in the [Name of Portfolio] Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "[Name of Portfolio] Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the [Name of Portfolio] of the Fund with the Sub-Investment Manager;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.

  Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's [Name of Portfolio] (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

  In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

  In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

  The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

  The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

  Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.

  The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the [Name of Portfolio] Investment Management Agreement. Nothing in this [Name of Portfolio] Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

  In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

  For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

  The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                Other Matters.

  The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

  The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

  The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

  The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

  The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.

  This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the [Name of Portfolio] Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.

  The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.

  This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

  Notices to be given hereunder shall be addressed to:

      Fund:                    Christopher P. Nicholas
                               President and Chief Operating Officer
                               Metropolitan Series Fund, Inc.
                               One Madison Avenue, Area 6E
                               New York, New York 10010

      Investment Manager:      Anne M. Goggin
                               President
                               MetLife Advisers, LLC
                               501 Boylston Street
                               Boston, Massachusetts 02116

      Sub-Investment Manager:  Gary A. Beller, Esq.
                               Senior Executive Vice-President
                                 and General Counsel
                               Metropolitan Life Insurance
                                 Company
                               One Madison Avenue, Area 11G
                               New York, New York 10010

  Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                   METROPOLITAN SERIES FUND, INC.

                                   By__________________________________________
                                                      President

Attest: _____________________
     Secretary

                                   METROPOLITAN LIFE INSURANCE COMPANY

                                   By__________________________________________
                                           Senior Executive Vice-President

Attest: _____________________
   Assistant Secretary

                                   METLIFE ADVISERS, LLC

                                   By__________________________________________


Attest: _____________________
   Assistant Secretary

                                    Appendix
                      METROPOLITAN LIFE INSURANCE COMPANY
                     Metropolitan Series Fund Fee Schedule

  The fee for the Portfolio is equal to an amount representing the actual costs (direct and indirect) to Metropolitan of providing the services set forth in this Agreement. Direct costs are based on actual time spent by personnel of Metropolitan involved in managing the Portfolio. Indirect costs are allocated based primarily on the percentage the assets of the Portfolio represent of all assets managed by Metropolitan.

TO VOTE "FOR" ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.             / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. Election of Directors

The following eight persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban          David A. Levene          Michael S. Scott Morton          Toby Rosenblatt
Dean O. Morton           Arthur Typermass         Linda B. Strumpf                 H. Jesse Arnelle

//FOR ALL NOMINEES except as indicated on the line below.       / / WITHHOLD  authority for ALL nominees.
To withhold authority to vote for any nominee, print that nominee's name on the line below.
2. Approval of a new Investment Management Agreement            / / FOR         / / AGAINST              / / ABSTAIN
for the Portfolio with New England Investment Management,
LLC.

3. Not applicable to the Portfolio.

4. Approval of a grant of authority to NEIM to enter into new   / / FOR         / / AGAINST              / / ABSTAIN
     new sub-investment management agreements without
     additional shareholder approval under certain conditions.

5. To ratify the selection of Deloitte & Touche LLP as
     independent auditors for the Fund for the year 2001.       / / FOR         / / AGAINST              / / ABSTAIN


TO VOTE "FOR" ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.             / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. Election of Directors

The following eight persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban       David A. Levene            Michael S. Scott Morton          Toby Rosenblatt
Dean O. Morton        Arthur Typermass           Linda B. Strumpf                 H. Jesse Arnelle

//FOR ALL NOMINEES except as indicated on the line below.        / / WITHHOLD  authority for ALL nominees.
To withhold authority to vote for any nominee,  print that nominee's name on the line below.

2. Approval of a new Investment Management Agreement             / / FOR         / / AGAINST           / / ABSTAIN
for the Portfolio with New England Investment Management,
LLC.

3. Approval of a Sub-Investment Management Agreement for         / / FOR         / / AGAINST           / / ABSTAIN
       the Portfolio with Metropolitan Life Insurance Company.

4. Approval of a grant of authority to NEIM to enter into new    / / FOR         / / AGAINST           / / ABSTAIN
    new sub-investment management agreements without
    additional shareholder approval under certain conditions.

5. To ratify the selection of Deloitte & Touche LLP as
     independent auditors for the Fund for the year 2001.        / / FOR         / / AGAINST           / / ABSTAIN



METROPOLITAN LIFE
INSURANCE COMPANY

                             VOTING INSTRUCTION FORM
                                     FOR THE
                         Annual Meeting of Shareholders
                        of Metropolitan Series Fund, Inc.

            Please fold and detach card at perforation before mailing

The undersigned hereby instructs Metropolitan Life Insurance Company ("Metropolitan") to vote the shares of the above-referenced Portfolio of the Metropolitan Series Fund, Inc. ("Fund") as to which the undersigned is entitled to give instructions at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on April 27, 2001 and at any adjournments thereof, as indicated on the reverse side.

Metropolitan and the Board of Directors of the Fund solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposals. Metropolitan will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposals, Metropolitan will vote "FOR" such Proposals.

                     Date _________________________, 2001
                           Please sign in box below

                           NOTE: IF YOU ARE INVESTED IN MORE THAN ONE PORTFOLIO, YOU WILL RECEIVE A FORM FOR EACH PORTFOLIO. PLEASE SIGN AND RETURN ALL FORMS
                                      RECEIVED.                      METL

                        Signature--Please sign exactly as
                           your name appears at left.

METROPOLITAN TOWER LIFE
INSURANCE COMPANY

                             VOTING INSTRUCTION FORM
                                     FOR THE
                         Annual Meeting of Shareholders
                        of Metropolitan Series Fund, Inc.

            Please fold and detach card at perforation before mailing

The undersigned hereby instructs Metropolitan Tower Life Insurance Company ("Metropolitan Tower") to vote the shares of the above-referenced Portfolio of the Metropolitan Series Fund, Inc. ("Fund") as to which the undersigned is entitled to give instructions at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on April 27, 2001 and at any adjournments thereof, as indicated on the reverse side.

Metropolitan Tower and the Board of Directors of the Fund solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposals. Metropolitan Tower will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposals, Metropolitan Tower will vote "FOR" such Proposals.

                     Date _________________________, 2001
                           Please sign in box below

                           NOTE: IF YOU ARE INVESTED IN MORE THAN ONE PORTFOLIO, YOU WILL RECEIVE A FORM FOR EACH PORTFOLIO. PLEASE SIGN AND RETURN ALL FORMS
                                     RECEIVED.                       METL

                        Signature--Please sign exactly as
                           your name appears at left.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THE VOTING INSTRUCTION FORM SHALL BE VOTED FOR THAT PROPOSAL.
---

TO VOTE "FOR" ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.   [ ] FOR ALL PROPOSALS

TO VOTE "FOR", AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

--------------------------------------------------------------------------------
    IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE SEE THE ENCLOSED
                              INSTRUCTION SHEET.
--------------------------------------------------------------------------------

                CALL ** TOLL FREE ** ON A TOUCH-TONE TELEPHONE
                           1-888-698-8090 - ANYTIME
                   there is NO CHARGE to you for this call.

NOTE: Please sign exactly as your name appears on the Voting Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction forms should be signed by an authorized person indicating the person's title.


Date                     2001
     -------------------

---------------------------------------

---------------------------------------
Signature(s), Title(s), (if applicable)

       CONTROL NUMBER
FOR TELEPHONE/INTERNET VOTING


1. The following eight persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:
01 Steve A. Garban       02 David A Levene       03 Michael S. Scott Morton
04 Toby Rosenblatt       05 Dean O. Morron       06 Arthur Typermass
07 Linda B. Strumpf      08 H. Jesee Amelle

[ ] FOR ALL NOMINEES except as indicated on the line below.
[ ] WITHHOLD authority for ALL nominees.
    To withhold authority to vote for any nominee, print the nominee's name on the line below.

    ------------------------------------
--------------------------------------------------------------------------------
                         PLEASE FOLD AT LINE TO RETURN

2.  Approval of a new Investment Management
    Agreement for the below Portfolios with
    New England Investment Management, LLC:

                                                FOR    AGAINST   ABSTAIN
2a. Putnam Large Cap Growth Portfolio           [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
2b. Putnam International Stock Portfolio        [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
2c. State Street Research Aurora Small          [ ]      [ ]       [ ]
    Cap Value Portfolio

                                                FOR    AGAINST   ABSTAIN
2d. Janus Mid Cap Portfolio                     [ ]      [ ]       [ ]


2e. Lehman Brothers Aggregate Bond              FOR    AGAINST   ABSTAIN
    Index Portfolio                             [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
2f. MetLife Stock Index Portfolio               [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
2g. MetLife Mid Cap Stock Index Portfolio       [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
2h. Morgan Stanley EAFE Index Portfolio         [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
2i. Russell 2000 Index Portfolio                [ ]      [ ]       [ ]


3.  Approval of a Sub-Investment Management
    Agreement for the below Portfolios with
    Metropolitan Life Insurance Company:

3a. Lehman Brothers Aggregate Bond Index        FOR    AGAINST   ABSTAIN
    Portfolio.                                  [ ]      [ ]       [ ]



                                                FOR    AGAINST   ABSTAIN
3b. MetLife Stock Index Portfolio               [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
3c. MetLife Mid Cap Stock Index Portfolio       [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
3d. Morgan Stanley EAFE Index Portfolio         [ ]      [ ]       [ ]

                                                FOR    AGAINST   ABSTAIN
3e. Russell 2000 Index Portfolio                [ ]      [ ]       [ ]

4.  Approval of a grant of authority to         FOR    AGAINST   ABSTAIN
    New England Investment Management, LLC      [ ]      [ ]       [ ]
    to enter into new sub-investment
    management agreements without additional shareholder approval under certain conditions.

5.  To ratify the selection of Deloitte &       FOR    AGAINST   ABSTAIN
    Touche LLP as independent auditors          [ ]      [ ]       [ ]
    for the Fund for the year 2001.


--------------------------------------------------------------------------------

                            VOTING INSTRUCTION FORM
                                    FOR THE
                        Annual Meeting of Shareholders
                       of Metropolitan Series Fund, Inc.

              Please fold card at the marked line before mailing

The undersigned hereby instructs that all shares of the Putnam Large Cap Growth Portfolio, the Putnam International Stock Portfolio, the State Street Research Aurora Small Cap Value Portfolio, the Janus Mid Cap Portfolio, the Lehman Brothers Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE Index Portfolio and the Russell 2000 Index Portfolio deemed attributable to the undersigned's variable life insurance policies or variable annuity contracts be voted at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on April 27, 2001 and any adjournments thereof, as indicated on the reverse side.

The issuing insurance company and the Board of Directors of the Fund solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposals. The issuing insurance company will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposals, the issuing insurance company will vote "FOR" such Proposals.

                           PLEASE SEE REVERSE SIDE.



                         PLEASE FOLD AT LINE TO RETURN
--------------------------------------------------------------------------------

[GRAPHIC]                VOTE BY TELEPHONE OR INTERNET                 [GRAPHIC]
                         QUICK *** EASY *** IMMEDIATE

                              VOTING INSTRUCTIONS

Dear Contract or Policy Owner:

Your telephone or internet votes authorizes your insurance company to vote shares in the same manner as if you marked, signed and returned your Voting Instruction Form.

VOTE BY TELEPHONE: -  You will be asked to enter the control number located in the box on the Voting Instruction Form.

NOTE: The Board of Directors recommends a vote FOR each Proposal.

OPTION A: To vote as the Board of Directors recommends on ALL proposals: Press
1.


OPTION B: If you choose to vote differently press 0. You will hear these instructions:

        Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9; to WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

   Items 2a-i, 3a-e, 4 and 5: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET: - The Web address is www.proxyvoting.com/met

VOTE BY MAIL: - mark, sign, date and return the Voting Instruction Form in the envelope provided.

           IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY
                                              ------
                                     CARD.


                             THANK YOU FOR VOTING.

SECURITY FIRST LIFE
INSURANCE COMPANY

                             VOTING INSTRUCTION FORM
                                     FOR THE
                         Annual Meeting of Shareholders
                        of Metropolitan Series Fund, Inc.

            Please fold and detach card at perforation before mailing

The undersigned hereby instructs Security First Life Insurance Company ("Security First") to vote the shares of the above-referenced Portfolio of the Metropolitan Series Fund, Inc. ("Fund") as to which the undersigned is entitled to give instructions at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on
April 27, 2001 and at any adjournments thereof, as indicated on the reverse side.

Security First and the Board of Directors of the Fund solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposals. Security First will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposals, Security First will vote "FOR" such Proposals.

                     Date _________________________, 2001
                           Please sign in box below

                           NOTE: IF YOU ARE INVESTED IN MORE THAN ONE PORTFOLIO, YOU WILL RECEIVE A FORM FOR EACH PORTFOLIO. PLEASE SIGN AND RETURN ALL FORMS
                                     RECEIVED.                       METL

                        Signature--Please sign exactly as
                           your name appears at left.

GENERAL AMERICAN LIFE
INSURANCE COMPANY

                             VOTING INSTRUCTION FORM
                                     FOR THE
                         Annual Meeting of Shareholders
                        of Metropolitan Series Fund, Inc.

            Please fold and detach card at perforation before mailing

The undersigned hereby instructs General American Life Insurance Company ("GenAm") to vote the shares of the above-referenced Portfolio of the Metropolitan Series Fund, Inc. ("Fund") as to which the undersigned is entitled to give instructions at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on April 27 , 2001 and at any adjournments thereof, as indicated on the reverse side.

GenAm and the Board of Directors of the Fund solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposals. GenAm will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposals, GenAm will vote "FOR" such Proposals.

                     Date _________________________, 2001
                           Please sign in box below

                           NOTE: IF YOU ARE INVESTED IN MORE THAN ONE PORTFOLIO, YOU WILL RECEIVE A FORM FOR EACH PORTFOLIO. PLEASE SIGN AND RETURN ALL FORMS
                                     RECEIVED.                       METL

                        Signature--Please sign exactly as
                           your name appears at left.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

                             VOTING INSTRUCTION FORM
                                     FOR THE
                         Annual Meeting of Shareholders
                        of Metropolitan Series Fund, Inc.

            Please fold and detach card at perforation before mailing

The undersigned hereby instructs COVA Financial Services Life Insurance Company ("COVA") to vote the shares of the above-referenced Portfolio of the Metropolitan Series Fund, Inc. ("Fund") as to which the undersigned is entitled to give instructions at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on April 27 , 2001 and at any adjournments thereof, as indicated on the reverse side.

COVA and the Board of Directors of the Fund solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposals. COVA will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposals, COVA will vote "FOR" such Proposals.

                     Date _________________________, 2001
                           Please sign in box below

                           NOTE: IF YOU ARE INVESTED IN MORE THAN ONE PORTFOLIO, YOU WILL RECEIVE A FORM FOR EACH PORTFOLIO. PLEASE SIGN AND RETURN ALL FORMS
                                     RECEIVED.                       METL

                        Signature--Please sign exactly as
                           your name appears at left.